THE ADVISORS' INNER CIRCLE FUND

(the "Trust")

Sarofim Equity Fund

(the "Fund")

Supplement dated June 10, 2022

to the Fund's Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI"),

each dated April 29, 2022.

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

The Fund is sad to report that Fayez Sarofim recently passed away and no longer serves as a portfolio manager of the Fund. W. Gentry Lee, Jr., Reynaldo Reza and Alan R. Christensen will each continue to serve as a portfolio manager of the Fund. Mr. Sarofim's death caused Fayez Sarofim & Co., the Fund's investment adviser (the "Adviser"), to undergo a technical change in control, which resulted in the automatic termination of the Fund's investment advisory agreement. In order to ensure continued investment advisory services for the Fund, at a meeting on June 8, 2022, the Board of Trustees of the Trust unanimously approved an interim advisory agreement between the Adviser and the Trust, on behalf of the Fund, pursuant to which the Adviser currently serves as investment adviser to the Fund. The interim advisory agreement will remain in effect for up to 150 days after its effective date of May 28, 2022, during which period shareholders are expected to be solicited to approve a new investment advisory agreement (the "New Agreement") between the Adviser and the Trust, on behalf of the Fund. Shareholders of the Fund as of a record date to be determined will receive a proxy statement for a special meeting of shareholders of the Fund, at which approval of the New Agreement will be considered. At the June 8, 2022 Board meeting, the Board of Trustees also approved the New Agreement, subject to shareholder approval.

Accordingly, effective immediately, the Prospectus and SAI are hereby amended and supplemented as follows:

1.	All references to Fayez Sarofim are hereby deleted from the Prospectus and SAI.

2.	In the "Sarofim Equity Fund—Portfolio Managers" section of the Prospectus, the sentence relating to W. Gentry Lee, Jr. is hereby deleted and replaced with the following:

W. Gentry Lee, Jr., CFA, Chief Executive Officer and Chief Investment Officer, has managed the Fund since its inception in 2014.

3.	In the "Investment Adviser" section of the Prospectus, the fourth sentence of the first paragraph is hereby deleted and replaced with the following:

Sarofim SGI Voting Trust is the majority shareholder of The Sarofim Group, Inc.

4.	In the "Portfolio Managers" section of the Prospectus, the sentence relating to W. Gentry Lee Jr. is hereby deleted and replaced with the following:

W. Gentry Lee, Jr., CFA, is the Chief Executive Officer and Chief Investment Officer of the Adviser, where he has been employed since 1998.

5.	In "The Adviser—General" section of the SAI, the fourth sentence is hereby deleted and replaced with the following:

Sarofim SGI Voting Trust is the majority shareholder of The Sarofim Group, Inc.

The foregoing is not a solicitation of any proxy. When it is available, please read the proxy statement carefully because it will contain important information regarding the New Agreement and Fayez Sarofim & Co. The proxy statement will be available for free on the SEC's website (www.sec.gov).

Please retain this supplement for future reference.

SAR-SK-002-0100

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